SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 4, 2015

Date of Report (Date of Earliest Event Reported)

Commission File No. 0-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs, Las Vegas, NV 89141

(Address of principal executive offices)(Zip code)

Company’s telephone number, including area code: (702) 448-1543

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

Las Vegas, NV – 02-04-2015 – Crown Equity Holdings Inc., (PINK: CRWE) announces that Mr. Mark Vega, Chief Technology Officer and Board of Directors member has resigned for personal reason.

Mr. Vega departure reduces the Board of Directors from nine (9) to eight (8) directors.

The company would like to thank Mr. Vega for his contributions.

“We will miss his input, however he will remain a good friend” said Kenneth Bosket CEO/President.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated February 4, 2015

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS INC.

Dated: February 4, 2015	By:	/s/ Kenneth Bosket
Kenneth Bosket
CEO